SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                DECEMBER 21, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                IRS Employer
jurisdiction                     File Number               Identification
of incorporation                                           Number

Delaware                           1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On December 21, 2000 registrant issued a press release entitled "Halliburton Announces New Structure and Engineering and Construction Changes" pertaining, among other things, to an announcement that registrant has reorganized its engineering and construction business and will operate two business segments in the future. The segments are the Halliburton Energy
Services Group and the Engineering and Construction Group. Registrant will record approximately $120 million after tax charges in the fourth quarter related to restructuring and charges on projects of the engineering and construction businesses. Both Brown & Root Energy Services and Kellogg Brown & Root are impacted by the charges and reorganization. Registrant's goal for the engineering and construction business is to earn a 3 percent margin in 2001 and between 3-5 percent margin in the longer term given the expected market conditions. Registrant expects fourth quarter 2000 earnings to be between $0.25 and $0.27 per diluted share. Registrant plans on being in negotiations with the leading bidders on the sale of its Dresser Equipment Group business unit in early January. Registrant also announced that it has now purchased in excess of twenty million shares of its stock under the previously announced stock repurchase plan.

         In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Halliburton Company cautions that statements in this press release which are forward looking and which provide other than historical information involve risks and uncertainties that may impact the company's actual results of operations. Please see Halliburton's Form 10-Q for the quarter ended September 30, 2000 for a more complete discussion of such risk factors.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated December 21, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HALLIBURTON COMPANY




Date:    December 22, 2000              By:  /s/ Lester L. Coleman
                                           ----------------------------------
                                                 Lester L. Coleman
                                                 Executive Vice President and
                                                 General Counsel






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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 7
                           December 21, 2000
                           Incorporated by Reference






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